                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   Rock-Tenn
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            (ROCK-TENN COMPANY LOGO)

                               December 21, 1999

To our Shareholders:

     It is our pleasure to invite you to attend our annual meeting of shareholders, which is to be held on January 28, 2000 at the Northeast Atlanta Hilton at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092. The meeting will start at 9:00 a.m., local time.

     On the ballet at this year's annual meeting are our proposals to elect five directors to our board of directors and to ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending September 30, 2000. A representative of Ernst & Young LLP will be at the meeting. We look forward to answering your questions at the meeting.

     We hope that you will attend the annual meeting. In the meantime, please complete, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the meeting. If you attend the annual meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

                                            Sincerely,

                                            /s/ James A. Rubright
                                            James A. Rubright
                                            Vice-Chairman and
                                            Chief Executive Officer

                            (ROCK-TENN COMPANY LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on January 28, 2000

             TIME:    9:00 a.m., local time on Friday, January 28, 2000
            PLACE:    Northeast Atlanta Hilton at Peachtree Corners
                      5993 Peachtree Industrial Boulevard
                      Norcross, Georgia 30092
ITEMS OF BUSINESS:    (1) To elect five directors.
                      (2) To ratify the appointment of Ernst & Young LLP
                      as our independent auditors to serve for our fiscal
                          year 2000.
                      (3) To transact any other business that properly
                      comes before the meeting or any adjournment of the
                          meeting
     WHO MAY VOTE:    You can vote if you were a holder of Class A Common
                      Stock or Class B Common Stock of record on December
                      3, 1999.
    ANNUAL REPORT:    A copy of our Annual Report is enclosed.
   DATE OF NOTICE:    December 21, 1999.
  DATE OF MAILING:    This notice and the proxy statement are first being
                      mailed to shareholders on or about December 21,
                      1999.

                               ROCK-TENN COMPANY
                              504 THRASHER STREET
                            NORCROSS, GEORGIA 30071

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 28, 2000

                            ------------------------

                               ABOUT THE MEETING

WHO IS FURNISHING THIS PROXY STATEMENT?

     This proxy statement is being furnished to our shareholders by our board of directors in connection with the solicitation of proxies by the board of directors. The proxies will be used at our annual meeting of shareholders to be held on January 28, 2000.

WHAT AM I VOTING ON?

     You will be voting on the following:

     - To elect five directors,

     - To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2000, and

     - Any other business that properly comes before the annual meeting.

     You may not cumulate your votes for any matter being voted on at the annual meeting and you are not entitled to appraisal or dissenters rights.

WHO CAN VOTE?

     You may vote if you owned Class A Common Stock or Class B Common Stock as of the close of business on December 3, 1999. As of December 3, 1999, there were 23,517,652 shares of Class A Common Stock and 11,549,090 shares of Class B Common Stock outstanding.

HOW DO I VOTE?

     You may vote by:

     - completing, signing and returning the enclosed proxy card, or

     - attending the meeting and voting in person.

CAN I VOTE AT THE MEETING?

     You may vote your shares at the meeting if you attend in person. Even if you plan to be present at the meeting, we encourage you to vote your shares by proxy. You may vote your proxy by mail.

WHAT IF MY SHARES ARE REGISTERED IN MORE THAN ONE PERSON'S NAME?

     If you own shares that are registered in the name of more than one person, each person should sign the enclosed proxy. If the proxy is signed by an attorney, executor, administrator, trustee, guardian or by any other person in a representative capacity, the full title of the person signing the proxy should be given and a certificate should be furnished showing evidence of appointment.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Boston Equiserve, LP, Blue Hills office, 150 Royall Street, Canton, MA 02021, MailStop 45-02-53, and may be reached at 1-781-575-3240.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you sign and return your proxy card but do not include instructions, your proxy will be voted:

     - FOR the election of the five nominee directors named on pages 3 and 4 of this proxy statement, and

     - FOR the ratification of Ernst & Young LLP's appointment as our independent auditors for our fiscal year 2000.

CAN I CHANGE MY MIND AFTER I VOTE?

     You may change your vote at any time before the polls close at the meeting. You may do this by:

     - giving written notice to the Secretary of our company,

     - delivering a later-dated proxy, or

     - voting in person at the annual meeting.

HOW MANY VOTES AM I ENTITLED TO?

     If you own Class A Common Stock, you are entitled to one vote for each share you own. If you own Class B Common Stock, you are entitled to ten votes for each share you own. Holders of Class A Common Stock and Class B Common Stock will vote together as a single voting group for all matters to be voted on at the annual meeting. Sometimes in this proxy statement we refer to the Class A Common Stock and the Class B Common Stock collectively as the Common Stock.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     In order for us to conduct the annual meeting the holders of a majority of the votes of the Common Stock outstanding as of December 3, 1999 must be present at the annual meeting. This is referred to as a quorum. Your shares will be counted as present at the meeting if you:

     - return a properly executed proxy card (even if you do not provide voting instructions), or

     - attend the annual meeting and vote in person.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

     The five nominees receiving the highest number of "yes" votes will be elected directors. This number is called a plurality. If you do not vote in person or sign and return a proxy card that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP?

     To ratify the appointment of Ernst & Young LLP as our independent auditors for our fiscal year 2000, the "yes" votes cast at the annual meeting must exceed the "no" votes cast at the annual meeting. If you do not vote in person or sign and return a proxy card that contains voting instructions, your shares will not be counted as "yes" votes or "no" votes at the annual meeting.

HOW MANY VOTES ARE NEEDED FOR OTHER MATTERS?

     To approve any other matter that properly comes before the annual meeting, the "yes" votes cast in favor of the matter must exceed the "no" votes cast against the matter.

WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

     Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms have the authority under the New York Stock Exchange rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors and the ratification of independent auditors. Accordingly, if a brokerage firm votes your shares in accordance with these rules, your shares will be counted as present at the annual meeting for purposes of establishing a quorum and will be counted as "yes" votes or "no" votes, as the case may be, in all matters voted on at the annual meeting. If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. If a brokerage firm signs and returns a proxy on your behalf that does not contain voting instructions, your shares will be counted as present at the meeting for quorum purposes, but will not be counted as "yes" votes or "no" votes on any matter voted on at the annual meeting. These are referred to as broker non-votes.

                             ELECTION OF DIRECTORS
                                    (ITEM 1)

BOARD OF DIRECTORS

     Our board of directors currently has 14 members. The directors are divided into three classes with the directors in each class serving a term of three years. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. At the annual meeting on January 28, 2000, five nominees for director are to be elected to serve until the annual meeting in 2003, or until their successors are qualified and elected. Our directors must retire when they reach the age of 72.

     We do not believe that any of the nominees for director will be unwilling or unable to serve as director. However, if at the time of the annual meeting any of the nominees should be unwilling or unable to serve, proxies will be voted as recommended by the board of directors either:

     - to elect substitute nominees recommended by the board,

     - to allow the vacancy created to remain open until filled by the board, or

     - to reduce the number of directors for the ensuing year.

     In no event, however, can a proxy be voted to elect more than five directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR BRADLEY CURREY, JR., JAMES A. RUBRIGHT, LOU BROWN JEWELL, JOHN D. HOPKINS AND JAMES W. JOHNSON TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2003, OR UNTIL THEIR SUCCESSORS ARE QUALIFIED AND ELECTED. PROXIES RETURNED WITHOUT INSTRUCTIONS WILL BE VOTED FOR THESE NOMINEES.

NOMINEES FOR ELECTION -- TERM EXPIRING 2003

     Bradley Currey, Jr., 69, has served as chairman of the board since July 1993 and as a director since 1967. Mr. Currey served as chief executive officer from 1989 until October 1999 and president from 1978 until October 1995. Mr. Currey joined our company in 1976. Prior to 1976, he was executive vice president and a director of Trust Company Bank of Georgia (currently SunTrust Bank, Atlanta). Mr. Currey is also a director of Genuine Parts Company, an auto parts wholesaler and Brown & Brown, Inc., an insurance agency. Mr. Currey is the father of Russell M. Currey, senior vice president of marketing and planning of our company, and the brother of Robert B. Currey.

     James A. Rubright, 52, has served as chief executive officer since October 1999 and vice-chairman of the board since September 1999. Prior to joining our company, Mr. Rubright served as executive vice president of Sonat, Inc. with responsibility for Sonat's interstate natural gas pipeline group since May 1997 and energy service businesses since May 1998. Mr. Rubright joined Sonat, Inc. as general counsel in February 1994 and served as senior vice president, general counsel and chief accounting officer from May 1995 to May 1997.

     Lou Brown Jewell, 67, has served as a director since January 1994 and has been a homemaker for more than five years. Mrs. Jewell is a member of the board of Visiting Nurse Health System and chairman of the Lou Brown Jewell Charitable Trust.

     John D. Hopkins, 60, has served as a director since 1989. Mr. Hopkins has served as executive vice president and general counsel of Jefferson-Pilot Corporation, a holding company with insurance and broadcasting subsidiaries, since April 1993. Prior to joining Jefferson-Pilot Corporation, Mr. Hopkins had been a partner in the law firm of King & Spalding since January 1971.

     James W. Johnson, 57, has served as a director since 1984. Mr. Johnson has served as president of McCranie Tractor Company, a John Deere tractor dealership, for more than five years.

INCUMBENT DIRECTORS -- TERM EXPIRING 2002

     J. Hyatt Brown, 62, has served as a director since 1971. Mr. Brown has served as chairman, president and chief executive officer of Brown & Brown, Inc., an insurance agency, for more than five years. Mr. Brown is also a director of SunTrust Banks, Inc., a bank holding company, BellSouth Corporation, a telephone communications company, FPL Group, Inc., an electric utility company, and International Speedway Corp., a motor sports company.

     A.D. Frazier, 55, has served as a director since January 1997. He has served as president and chief executive officer of Invesco, Inc., an investment management company, since November 1996. Mr. Frazier served as chief operating officer of the Atlanta Committee for the Olympic Games from March 1991 until October 1996. Mr. Frazier is also a director of Apache Corp., an oil and gas exploration company, Magellan Health Services, Inc., a managed health care provider, and Amvescap, PLC, an investment management company.

     Eugene U. Frey, 69, has served as a director since February 1997. Since January 1997, Mr. Frey has served as chairman of Wabash Management, Incorporated. Prior to January 1997, Mr. Frey served as chairman and chief executive officer of Waldorf Corporation, a recycled paperboard and folding carton manufacturer that is now a subsidiary of our company, for more than five years.

     C. Randolph Sexton, 70, has served as a director since 1967. Mr. Sexton owns and manages citrus groves and a citrus packaging plant in Vero Beach, Florida, which he has done for more than five years.

     Jay Shuster, 45, has served as president since October 1995, chief operating officer since June 1991 and as a director since January 1992. Mr. Shuster served as an executive vice president from June 1991 to October 1995. From January 1989 until June 1991, Mr. Shuster was executive vice president and general manager of our consumer packaging group. Mr. Shuster served as executive vice president and general manager of our folding carton division from December 1986 until January 1989. Mr. Shuster joined our company in May 1979.

INCUMBENT DIRECTORS -- TERM EXPIRING 2001

     Stephen G. Anderson, 61, has served as a director since 1977. Dr. Anderson has been a physician for more than five years in private practice in Winston-Salem, North Carolina.

     Robert B. Currey, 59, has served as a director since 1989. Mr. Currey founded Currey & Company, Inc., an outdoor furniture business, and has served as chairman, president and chief executive officer of that business for more than five years. Mr. Currey is the brother of Bradley Currey, Jr. and the uncle of Russell M. Currey, senior vice president of marketing and planning of our company.

     John W. Spiegel, 58, has served as a director since 1989. Mr. Spiegel has served as executive vice president and chief financial officer of SunTrust Banks, Inc., a bank holding company, for more than five years. Mr. Spiegel is also a director of Conti Financial Corporation, a consumer and commercial finance business, and Suburban Lodges of America, a real estate investment trust. Mr. Spiegel is also a director of SunTrust Capital Markets.

     L.L. Gellerstedt, III, 43, has served as a director since January 1998. He has served as Chairman of Children's Healthcare of Atlanta since August 1999. From May 1998 until August 1999, Mr. Gellerstedt was chairman and chief executive officer of American Business Products Inc., a printing company. Mr. Gellerstedt was chairman and chief executive officer of Beers Construction Company, a construction company, from June 1994 to May 1998. From November 1990 until June 1994, Mr. Gellerstedt served as president and chief executive officer of Beers Construction Company. Mr. Gellerstedt remains a director of Beers Construction Company and is also a director of SunTrust Bank, Atlanta, a commercial bank, and Alltel Corporation, a nationwide telecommunications services company.

MEETINGS OF THE BOARD OF DIRECTORS

     The board of directors met five times during fiscal 1999. Each director attended at least 75% of all meetings of the board and committees on which they served in fiscal 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors has an executive committee, an audit committee, a compensation and options committee and a nominating committee.

     Executive Committee. Messrs. J. Hyatt Brown, Bradley Currey, Jr., John D. Hopkins, John W. Spiegel and Jay Shuster are members of the executive committee. Mr. Brown is chairman of the committee. The executive committee is authorized to exercise the authority of the full board in managing the business and affairs of our Company. However, the executive committee does not have the power to:

     - approve or propose to shareholders action that Georgia law requires to be approved by shareholders,

     - fill vacancies on the board or any of its committees,

     - amend our charter,

     - adopt, amend or repeal our bylaws, or

     - approve a plan of merger not requiring shareholder approval.

     This committee held four meetings in fiscal 1999.

     Audit Committee. Dr. Stephen G. Anderson, Mr. Eugene U. Frey, Mr. A.D. Frazier and Mr. John W. Spiegel are members of the audit committee. Mr. Spiegel is chairman of the committee. None of the members of the committee are employees of our company. The audit committee is responsible for:

     - recommending independent auditors,

     - reviewing with our independent auditors the scope and results of their audit engagement,

     - monitoring our financial policies and control procedures, and

     - reviewing and monitoring the provision of non-audit services by our auditors.

     The audit committee may exercise additional authority prescribed from time to time by the board of directors. This committee held one meeting in fiscal 1999.

     Compensation and Options Committee. Mrs. Lou Brown Jewell, Mr. James W. Johnson and L.L. Gellerstedt, III are members of the compensation and options committee. Mr. Johnson is chairman of the committee. The compensation and options committee is responsible for:

     - establishing salaries, bonuses and other compensation for our chief executive officer, and

     - administering our stock option plans, employee stock purchase plan, key-employee incentive bonus plan and supplemental executive retirement plan.

     This Committee held one meeting in fiscal 1999.

     Nominating Committee. Messrs. Bradley Currey, Jr., J. Hyatt Brown and C. Randolph Sexton are members of the nominating committee. Mr. Currey is chairman of the committee. The nominating committee is responsible for:

     - reviewing the qualifications of director nominees, and

     - recommending nominees for election as directors.

     The nominating committee will consider nominees recommended by shareholders provided the procedures for shareholder nominations set forth in our bylaws are followed. These procedures are described under "Other Matters -- Shareholder Nominations for Election of Directors." This committee held no meetings in fiscal 1999.

COMPENSATION OF DIRECTORS

     Directors who are not employees of our company receive $14,000 each year plus $1,500 for each board and committee meeting attended (other than by telephone). Each director that chairs a committee receives $5,000 each year if he or she is not an employee of our company. In addition, directors are reimbursed for their out-of-pocket expenses in attending meetings.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

     The table below shows, as of December 3, 1999, how many shares of each class of our Common Stock were beneficially owned by our directors, named executive officers, owners of 5% or more of our Common Stock and our directors and executive officers as a group. Under the rules of the SEC, a person "beneficially owns" securities if that person has or shares the power to vote or dispose of the securities. The person also "beneficially owns" securities which that person has the right to purchase within 60 days. Under these rules, more than one person may be deemed to beneficially own the same securities, and a person may be deemed to beneficially own securities in which he or she has no financial interest. Except as shown in the table, the shareholders named below have the sole power to vote or dispose of the shares shown as beneficially owned by them.

                                  BENEFICIAL OWNERSHIP OF     BENEFICIAL OWNERSHIP OF
                                  CLASS A COMMON STOCK(1)       CLASS B COMMON STOCK
                                 -------------------------    ------------------------     PERCENTAGE
                                   NUMBER        PERCENT       NUMBER        PERCENT      OF COMBINED
                                 OF SHARES     OF CLASS(2)    OF SHARES    OF CLASS(3)    VOTING POWER
                                 ----------    -----------    ---------    -----------    ------------
Bradley Currey, Jr.(4).........   3,072,458(5)    11.96%      2,503,581(6)    21.68%         18.46%
James A. Rubright..............      70,000           *          70,000           *              *
Jay Shuster....................     769,858(7)     2.86         599,769(8)     5.19           4.44
Edward E. Bowns................     248,639(9)     1.06         179,885(10)     1.55          1.34
David E. Dreibelbis............     297,929(11)     1.27        192,046(12)     1.66          1.46
David C. Nicholson.............     292,581(13)     1.25        177,153(14)     1.53          1.36
Stephen G. Anderson............     716,292(15)     3.05        307,150(16)     2.66          2.51
J. Hyatt Brown(17).............   5,144,790(18)    19.65      3,020,795(19)    26.16         23.38
Lou Brown Jewell (20)..........   2,221,656(21)     9.05      1,398,296(22)    12.11         10.68
Robert B. Currey...............     142,163(23)        *         71,081(24)        *             *
Russell M. Currey..............   1,688,416(25)     6.86      1,530,816(26)    13.25         11.14
A.D. Frazier...................       4,058           *               0           *              *
Eugene U. Frey.................      55,050(27)        *              0           *              *
L.L. Gellerstedt, III..........       2,000           *               0           *              *
John D. Hopkins................     886,399(28)     3.82        440,388(29)     3.81          3.50
James W. Johnson...............     152,530(30)        *         71,965(31)        *             *
C. Randolph Sexton.............     589,505(32)     2.50        410,178(33)     3.55          3.09
John W. Spiegel................      95,312(34)        *         47,094(35)        *
All directors and executive
  officers as a group (26
  persons).....................  13,454,196(36)    42.03      9,073,492(37)    77.33         73.29

---------------

*     Less than 1%.

 (1) Each share of Class B Common Stock is convertible into one share of Class A Common Stock at any time subject to compliance with certain first offer rights. As a result, shares of Class A Common Stock shown in the table as beneficially owned by any individual include shares of Class A Common Stock issuable upon conversion of Class B Common Stock beneficially owned by such individual.

 (2) Based on an aggregate of 23,517,652 shares of Class A Common Stock issued and outstanding as of December 3, 1999 plus, for each individual,

     - the number of shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock beneficially owned by such individual,

     - the number of shares of Class A Common Stock issuable upon exercise of outstanding stock options which are or will become exercisable prior to February 1, 2000, and

     - the number of shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock issuable upon exercise of outstanding stock options which are or will become exercisable prior to February 1, 2000.

 (3) Based on an aggregate of 11,549,090 shares of Class B Common Stock issued and outstanding as of December 3, 1999 plus, for each individual, the number of shares of Class B Common Stock issuable upon exercise of outstanding stock options which are or will become exercisable prior to February 1, 2000.

 (4) Mr. Currey's address is P. O. Box 4098, Norcross, Georgia 30091.

 (5) These shares reflect:

     - 25,000 shares issuable upon exercise of stock options beneficially owned by Mr. Currey;

     - 115,500 shares held by Mr. Currey as trustee for the benefit of Mrs. Lou Brown Jewell;

     - 388,977 shares deemed beneficially owned by Mr. Currey as co-trustee with Messrs. J. Hyatt Brown and John D. Hopkins of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. J. Hyatt Brown and John D. Hopkins), and

     - 2,503,581 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Currey.

 (6) These shares include:

     - 115,500 shares held by Mr. Currey as trustee for the benefit of Mrs. Lou Brown Jewell,

     - 242,172 shares beneficially owned by Mr. Currey's spouse,

     - 743,992 shares beneficially owned by Currey Family Investments, L.P., for which Mr. Currey serves as general partner (which shares are also shown as beneficially owned by Mr. Russell M. Currey), and

     - 380,424 shares deemed beneficially owned by Mr. Currey as co-trustee with Messrs. J. Hyatt Brown and John D. Hopkins of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. J. Hyatt Brown and John D. Hopkins).

 (7) These shares include:

     - 136,340 shares issuable upon exercise of stock options beneficially owned by Mr. Shuster,

     - 582,329 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Shuster,

     - 17,440 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by Mr. Shuster, and

     - 3,669 shares held by Mr. Shuster's spouse as custodian for their children.

 (8) These shares include:

     - 17,778 shares held by Mr. Shuster's spouse as custodian for their children, and

     - 17,440 shares issuable upon exercise of stock options beneficially owned by Mr. Shuster.

 (9) These shares include:

     - 1,049 shares held by Mr. Bowns' spouse,

     - 57,200 shares issuable upon exercise of stock options beneficially owned by Mr. Bowns,

     - 164,144 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Bowns, and

     - 26,400 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by Mr. Bowns.

(10) These shares include:

     - 4,521 shares held in joint tenancy with Mr. Bowns' former spouse and Mr. Bowns' son, and

     - 26,400 shares issuable upon exercise of stock options beneficially owned by Mr. Bowns.

(11) These amounts include:

     - 96,040 shares issuable upon exercise of stock options beneficially owned by Mr. Dreibelbis,

     - 166,306 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Dreibelbis, and

     - 25,740 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by Mr. Dreibelbis.

(12) These amounts include:

     - 25,740 shares issuable upon exercise of stock options beneficially owned by Mr. Dreibelbis,

(13) These amounts include:

     - 75,065 shares issuable upon exercise of stock options beneficially owned by Mr. Nicholson, and

     - 151,413 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Nicholson, and

     - 25,740 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by Mr. Nicholson.

(14) These amounts include 25,740 shares issuable upon exercise of stock options beneficially owned by Mr. Nicholson.

(15) These amounts include:

     - 262,944 shares held by Dr. Anderson's spouse, and

     - 143,998 and 163,152 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Dr. Anderson and Dr. Anderson's spouse, respectively.

(16) These amounts include 163,152 shares held by Dr. Anderson's spouse.

(17) Mr. Brown's address is P.O. Drawer 2412, Daytona Beach, Florida 32115. Mr. Brown serves as chairman and chief executive officer of Brown & Brown, Inc., which together with its predecessor has provided certain insurance services to our company. See "Certain Transactions."

(18) These amounts reflect:

     - 716,100 shares beneficially owned by Ormond Riverside Ltd. Partnership, for which Mr. Brown serves as general partner,

     - 128,049 shares deemed beneficially owned by Mr. Brown as co-trustee with Mrs. Lou Brown Jewell of two separate trusts for the benefit of Nancy Louise Brown Markham and Elizabeth Irene Brown Dixon, respectively (which shares are also shown as being beneficially owned by Mrs. Lou Brown Jewell),

     - 388,977 shares deemed beneficially owned by Mr. Brown as co-trustee with Messrs. Bradley Currey, Jr. and John D. Hopkins of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. Bradley Currey, Jr. and John D. Hopkins),

     - 197,485 shares held indirectly by Brown & Brown, Inc., of which Mr. Brown serves as chairman and chief executive officer,

     - 3,020,795 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Brown,

     - 512,698 shares deemed beneficially owned by Mr. Brown as trustee of the Custodial TR U/W A. Worley Brown, QTIPB, and

     - 99,921 shares held by the estate of A. Worley Brown, of which Mr. Brown is the executor.

(19) These amounts reflect:

     - 1,046,100 shares deemed beneficially owned by Mr. Brown as general partner of Ormond Riverside Ltd. Partnership,

     - 192,059 shares deemed beneficially owned by Mr. Brown as co-trustee with Mrs. Lou Brown Jewell of two separate trusts for the benefit of Nancy Louise Brown Markham and Elizabeth Irene Brown Dixon, respectively (which shares are also shown as being beneficially owned by Mrs. Lou Brown Jewell),

     - 380,424 shares deemed beneficially owned by Mr. Brown as co-trustee with Messrs. Bradley Currey, Jr. and John D. Hopkins of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. Bradley Currey, Jr. and John D. Hopkins),

     - 362,485 shares held indirectly by Brown & Brown, Inc., of which Mr. Brown serves as chairman and chief executive officer, and

     - 1,039,727 shares deemed beneficially owned by Mr. Brown as trustee of the Custodial TR U/W A. Worley Brown, QTIPB.

(20) Mrs. Jewell's address is P.O. Box 4098, Norcross, Georgia 30091.

(21) These amounts reflect:

     - 99,921 shares held by the estate of A. Worley Brown,

     - 512,698 shares beneficially owned by Custodial TR U/W A. Worley Brown, QTIPB, of which Mrs. Jewell is the beneficiary,

     - 128,049 shares deemed beneficially owned by Mrs. Jewell as co-trustee with J. Hyatt Brown of two separate trusts for the benefit of Nancy Louise Brown Markham and Elizabeth Irene Brown Dixon, respectively (which shares are also shown as being beneficially owned by J. Hyatt Brown), and

     - 1,398,296 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mrs. Jewell.

(22) These amounts include:

     - 1,039,727 shares beneficially owned by the Custodial TR U/W A. Worley Brown, QTIPB, of which Mrs. Jewell is the beneficiary, and

     - 192,059 shares deemed beneficially owned by Mrs. Jewell as co-trustee with J. Hyatt Brown of two separate trusts for the benefit of Nancy Louise Brown Markham and Elizabeth Irene Brown Dixon, respectively (which shares are also shown as being beneficially owned by J. Hyatt Brown).

(23) These amounts reflect:

     - 71,082 shares held in joint tenancy with Mr. Currey's spouse, and

     - 71,081 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Currey.

(24) These amounts include 71,081 shares held in joint tenancy with Mr. Currey's spouse.

(25) These amounts reflect:

     - 57,600 shares issuable upon exercise of stock options beneficially owned by Mr. Currey,

     - 1,405,218 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Currey, and

     - 6,600 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by Mr. Currey.

(26) These amounts include:

     - 658,758 shares deemed beneficially owned by Mr. Currey as trustee of two trusts for the benefit of Mr. Bradley Currey, Jr. and his spouse,

     - 2,468 shares held by Mr. Currey's spouse,

     - 6,600 shares issuable upon exercise of stock options beneficially owned by Mr. Currey, and

     - 743,992 shares beneficially owned by Currey Family Investments, L.P., with respect to which Mr. Currey serves as general partner (which shares are also shown as beneficially owned by Mr. Bradley Currey, Jr.).

(27) Includes 550 shares held in joint tenancy with Mr. Frey's spouse.

(28) These amounts include:

     - 388,977 shares deemed beneficially owned by Mr. Hopkins as co-trustee with Messrs. Bradley Currey, Jr. and J. Hyatt Brown of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. Bradley Currey, Jr. and J. Hyatt Brown), and

     - 440,388 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Hopkins.

(29) These amounts include 380,424 shares deemed beneficially owned by Mr. Hopkins as co-trustee with Messrs. Bradley Currey, Jr. and J. Hyatt Brown of a trust for the benefit of Mrs. Lou Brown Jewell (which shares are also shown as being beneficially owned by Messrs. Bradley Currey, Jr. and J. Hyatt Brown).

(30) These amounts include:

     - 16,209 shares held by Mr. Johnson's spouse,

     - 8,600 shares deemed beneficially owned by Mr. Johnson as trustee of a trust for the benefit of the McCranie Companies Profit Sharing Plan, and

     - 71,965 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Johnson.

(31) These amounts include 16,209 shares held by Mr. Johnson's spouse.

(32) These amounts include:

     - 7,170 shares held by Mr. Sexton as custodian for one of his grandchildren, and

     - 410,178 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Sexton.

(33) These amounts include 4,290 shares held by Mr. Sexton as custodian for one of his grandchildren.

(34) These amounts include:

     - 47,094 shares held in joint tenancy with Mr. Spiegel's spouse, and

     - 47,094 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by Mr. Spiegel.

(35) These amounts reflect shares held in joint tenancy with Mr. Spiegel's spouse.

(36) These amounts reflect:

     - 3,729,024 shares beneficially owned by such directors and executive officers,

     - 651,680 shares issuable upon exercise of stock options beneficially owned by such directors and executive officers,

     - 8,889,093 shares issuable upon conversion of shares of Class B Common Stock beneficially owned by such directors and executive officers, and

     - 184,399 shares issuable upon conversion of shares of Class B Common Stock issuable upon exercise of stock options beneficially owned by such directors and executive officers.

(37) These amounts reflect 8,889,093 shares beneficially owned by such directors and executive officers and 184,399 shares issuable upon exercise of stock options beneficially owned by such directors and executive officers.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table below shows the compensation earned during fiscal 1999, fiscal 1998 and fiscal 1997 by our chief executive officers and our four other most highly compensated executive officers. These individuals are called the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                                             COMPENSATION AWARDS
                                                                        -----------------------------
                                        ANNUAL COMPENSATION(1)           SECURITIES
                                   --------------------------------      UNDERLYING       ALL OTHER
                                   FISCAL                               OPTIONS/SARS     COMPENSATION
NAME AND PRINCIPAL POSITION         YEAR      SALARY      BONUS($)          (#)             ($)(2)
---------------------------        ------   -----------   ---------     ------------     ------------
Bradley Currey, Jr.(3)...........   1999    $   700,000   $  94,500            --           $7,357
  Chairman and Chief                1998        700,000     224,000        50,000            7,357
  Executive Officer                 1997        700,000      91,000        50,000            7,530
James A. Rubright(4).............   1999     131,903.85     250,000(5)    300,000(5)            --
  Vice Chairman and
  Chief Executive Officer
Jay Shuster......................   1999        455,000      61,425        47,000            2,522
  President                         1998        455,000     145,600        42,000            2,522
  and Chief Operating Officer       1997        415,000      53,950        39,000            2,696
Edward E. Bowns..................   1999        265,000      35,775        26,000            4,788
  Executive Vice President          1998        265,000      84,800        24,000            4,788
  and General Manager of            1997        252,000      32,760        23,000            4,962
  the Industrial Products Group
David E. Dreibelbis..............   1999        290,000      39,150        29,000            3,039
  Executive Vice President          1998        290,000      92,800        26,000            3,039
  and General Manager of            1997        270,000      35,100        24,000            3,213
  the Mill Group
David C. Nicholson...............   1999        236,000      31,860        23,000            2,635
  Senior Vice President, Chief      1998        236,000      75,520        21,000            2,635
  Financial Officer and Secretary   1997        222,000      28,860        20,000            2,809

---------------

(1) The aggregate amount of perquisites and other personal benefits has been omitted because it did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each named executive officer.

(2) These amounts reflect life insurance premiums paid by us.

(3) Mr. Currey resigned as chief executive officer effective as of October 7, 1999.

(4) Mr. Rubright joined our company in September 1999 and currently serves as vice-chairman of the board and chief executive officer. The board of directors has set Mr. Rubright's base salary for fiscal 2000 at $570,000. Mr. Rubright will be eligible to earn a bonus in fiscal 2000 under our key incentive bonus plan in an amount up to 50% of his base salary for fiscal 2000.

(5) Mr. Rubright was paid a one-time $250,000 cash bonus on the day he joined our company and was issued options to purchase 300,000 shares of Class A Common Stock.

OPTION GRANTS TABLE

     The table below shows certain information relating to the options granted during fiscal 1999 to each named executive officer. Our stock option plans do not authorize the grant of stock appreciation rights.

                   OPTIONS/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION
                                   INDIVIDUAL GRANTS               OPTION TERM             FOR OPTION TERM
                              ----------------------------   ------------------------   ---------------------
                                               PERCENT OF
                                NUMBER OF        TOTAL
                               SECURITIES     OPTIONS/SARS   EXERCISE OR
                               UNDERLYING      GRANTED TO    BASE PRICE
                              OPTIONS/SARS    EMPLOYEES IN    PER SHARE    EXPIRATION
            NAME              GRANTED(#)(1)   FISCAL YEAR     ($/SH)(2)       DATE        5%($)      10%($)
            ----              -------------   ------------   -----------   ----------   ---------   ---------
Bradley Currey, Jr..........          --            --              --            --           --          --
James A. Rubright(3)........     300,000          36.5%        14.3125      09/09/09    2,700,316   6,843,132
Jay Shuster.................      47,000           5.7         15.1875      09/28/09      448,913   1,137,633
Edward E. Bowns.............      26,000           3.2         15.1875      09/28/09      248,335     629,329
David E. Dreibelbis.........      29,000           3.5         15.1875      09/28/09      276,989     701,944
David C. Nicholson..........      23,000           2.8         15.1875      09/28/09      219,681     556,714

---------------

(1) The options shown in the table are options to purchase Class A Common Stock. The options (other than the options granted to Mr. Rubright) vest as follows:

     - 50% of the options granted vest on September 29, 2001, and

     - 50% of the options vest on September 29, 2002.

     The option price can be paid in cash or shares of Class A Common Stock that:

     - have been held for at least six months, and

     - have a fair market value at least equal to the option exercise price.

(2) The option exercise price for the options shown in the table (other than the options granted to Mr. Rubright) is equal to the closing price per share of Class A Common Stock on September 28, 1999 as reported on the New York Stock Exchange.

(3) Mr. Rubright's options vest as follows:

     - 100,000 options vest on September 9, 2000,

     - 100,000 options vest on September 9, 2001, and

     - 100,000 options vest on September 9, 2002.

     The option exercise price for Mr. Rubright's options is equal to the closing price per share of Class A Common Stock on September 9, 1999 as reported on the New York Stock Exchange.

AGGREGATED OPTIONS TABLE

     The table below shows certain information with respect to options exercised during fiscal 1999 and options held at the end of fiscal 1999 by each named executive officer.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                    FISCAL YEAR-END OPTION/SAR VALUES TABLE

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                              OPTIONS/SARS AT              MONEY OPTIONS/SARS AT
                              SHARES                       FISCAL YEAR-END(#)(1)           FISCAL YEAR-END($)(2)
                            ACQUIRED ON      VALUE      ----------------------------   -----------------------------
           NAME             EXERCISE(#)   REALIZED($)   EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
           ----             -----------   -----------   -----------    -------------   ------------   --------------
Bradley Currey, Jr........         0              0        25,000(3)       75,000              0         165,625
James A. Rubright.........         0              0             0         300,000              0          37,500
Jay Shuster...............         0              0       168,420(4)      116,200        451,980         139,125
Edward E. Bowns...........    30,360        227,960        64,740(5)       64,800        226,738          79,500
David E. Dreibelbis.......         0              0       121,780(6)       71,400        451,124          86,125
David C. Nicholson........         0              0       100,805(7)       56,475        451,124          69,563

---------------

(1) All unexercisable options are options to purchase Class A Common Stock.

(2) These amounts reflect the difference between (1) the fair market value of the shares of Common Stock underlying the options held by each officer based on the last reported closing price per share of Class A Common Stock of $14.4375 on September 30, 1999 as reported on the New York Stock Exchange and (2) the aggregate exercise price of such options.

(3) These amounts reflect options to purchase 25,000 shares of Class A Common Stock.

(4) These amounts reflect options to purchase 145,980 shares of Class A Common Stock and 22,440 shares of Class B Common Stock.

(5) These amounts reflect options to purchase 53,520 shares of Class A Common Stock and 11,220 shares of Class B Common Stock.

(6) These amounts reflect options to purchase 96,040 shares of Class A Common Stock and 25,740 shares of Class B Common Stock.

(7) These amounts reflect options to purchase 75,065 shares of Class A Common Stock and 25,740 shares of Class B Common Stock.

PENSION PLAN TABLE

     The table below shows the annual retirement benefits payable under our pension plan, which we refer to as the pension plan, and the supplemental executive retirement plan, which we refer to as the SERP, to the "grandfathered participants" upon retirement if their "old benefit formula" is greater than their "new benefit formula". These terms, as well as the pension plan and the SERP, are discussed below the table.

                                                      YEARS OF SERVICE
                              -----------------------------------------------------------------
       REMUNERATION             10         15         20          25          30          35
--------------------------    -------    -------    -------    --------    --------    --------
$125,000..................    $21,800    $32,700    $43,600    $ 54,500    $ 54,500    $ 54,500
$150,000..................    $26,800    $40,200    $53,600    $ 67,000    $ 67,000    $ 67,000
$175,000..................    $31,800    $47,700    $63,600    $ 79,500    $ 79,500    $ 79,500
$200,000..................    $36,800    $55,200    $73,600    $ 92,000    $ 92,000    $ 92,000
$225,000..................    $41,800    $62,700    $83,600    $104,500    $104,500    $104,500
$250,000..................    $46,800    $70,200    $93,600    $117,000    $117,000    $117,000
$275,000..................    $49,800    $74,700    $99,600    $124,500    $124,500    $124,500
$300,000..................    $49,800    $74,700    $99,600    $124,500    $124,500    $124,500

     There were approximately 300 grandfathered participants on January 1, 1999, one of whom was Mr. Currey. None of Messrs. Rubright, Shuster, Bowns, Dreibelbis or Nicholson is a grandfathered participant.

     Only covered employees are eligible to participate in our pension plan. A "covered employee" is one of our or our participating subsidiaries' employees who is not:

     - a leased employee,

     - eligible to participate in any other defined benefit plan maintained in whole or in part by contributions from an "Affiliate" (as defined), or

     - a member of a collective bargaining unit that has not reached an agreement with us to participate in the pension plan.

     A covered employee is eligible to begin to participate in our pension plan upon completion of 12 months of service in one, or more than one, period of employment (as defined in the Plan) and upon reaching age 21.

     Our pension plan was amended effective as of January 1, 1998 to add a new benefit formula. For each calendar year after 1997, the new benefit formula equals 1.2% of a participant's compensation plus .5% of a participant's compensation in excess of 50% of the social security wage base for each such calendar year (as such base is announced by the Internal Revenue Service). This formula produces a benefit payable at a participant's normal retirement age as an annuity payable only for the life of the participant. The amendment to our pension plan also froze the benefit accrued under the old four part benefit formula, which we refer to as the "old benefit formula", for all participants (except the grandfathered participants) as of December 31, 1997 so that all participants (except the grandfathered participants) will receive a benefit at retirement equal to the sum of their benefit accrued as of December 31, 1997 under the old benefit formula and their benefit accrued after that date under the new benefit formula.

     A "grandfathered participant" is a pension plan participant who reached at least age 55 and completed at least 10 years of service as of January 1, 1998. A grandfathered participant will receive a benefit at retirement based either completely on the old benefit formula or on the same combination of the old benefit formula and the new benefit formula as all other participants, whichever results in the greater benefit for the grandfathered participant.

     Under our pension plan, "compensation" for hourly paid participants is defined as total compensation paid which is reportable as taxable income on Form W-2, plus any elective deferrals under any 401(k) plan or Code sec. 125 Cafeteria Plan. Compensation for salaried employees is defined as base pay. Therefore, it does not include any bonuses, overtime, commissions, reimbursed expenses of any kind, severance pay, income imputed from insurance coverage or the like, and payments under the pension plan or any other employee benefit plan or any income from a stock option. No employee's compensation for purposes of the pension plan includes amounts in excess of the limit, which we refer to as the code compensation limit, imposed by the Internal Revenue Code of 1986, as amended, which we refer to as the Code, and as adjusted for inflation by the Secretary of the Treasury. For calendar years 1997, 1998 and 1999 the code compensation limit was $160,000.

     An employee's right to benefits under our pension plan vests after five years of service or at normal retirement age, whichever is earlier. The plan is a defined benefit plan qualified under the Code and, as such, is subject to certain limits on the amount of benefits which may be paid under it.

     For fiscal 1999, $265,000, $265,000, $265,000, $265,000 and $236,000 of the
compensation paid to Messrs. Currey, Shuster, Dreibelbis, Bowns and Nicholson, respectively, was compensation for purposes of the pension plan and the SERP. As of September 30, 1999, Messrs. Currey, Shuster, Dreibelbis, Bowns and Nicholson had approximately 23, 20, 25, 19 and 16 years of benefit service as defined under our pension plan, respectively. For fiscal 1999, Mr. Rubright was not eligible to participate in our pension plan or the SERP. The table set forth above displays the approximate annual retirement benefits payable under our plan (using the old benefit formula in effect prior to January 1, 1998) as a life annuity, based on various levels of average compensation and years of service at a grandfathered participant's retirement date. In addition, the amounts shown in the table have been calculated without regard to current limitations on compensation and benefits.

     The SERP is designed to supplement a participant's benefit under our pension plan and is paid in the same form and at the same time as a participant's benefit is paid under our pension plan. The supplement is designed to make up for the loss in benefits the participant will receive under our pension plan due to the reduction in the code compensation limit from $235,840 to $150,000 in 1994, indexed thereafter. The compensation committee determines who will participate in the SERP. Currently, there are 17 participants in the SERP.

     The estimated benefit payable at the normal retirement age under the new benefit formula and the SERP for Messrs. Shuster, Dreibelbis, Bowns and Nicholson is $181,000, $178,000, $118,000 and $132,000, respectively. Mr.
Currey's estimated benefit payable under the old benefit formula currently is greater than his estimated benefit payable under the new benefit formula.

                              CERTAIN TRANSACTIONS

     John W. Spiegel, a director, is an officer of SunTrust Banks, Inc. J. Hyatt Brown, a director, is also a director of SunTrust Banks, Inc. During fiscal 1999, we maintained a syndicated credit facility pursuant to a loan agreement under which SunTrust Bank, Atlanta, a wholly owned subsidiary of SunTrust Banks, Inc., serves as agent. Under the loan agreement, we have an aggregate borrowing availability of $450,000,000. As of September 30, 1999, we had outstanding borrowings of $362,000,000 under the loan agreement. In addition, during fiscal 1999 we paid approximately $17,627,000 in interest under such loan agreement. We also paid approximately $778,000 in facility fees relating to this facility during fiscal 1999. In addition, we are a party with SunTrust Banks, Inc. to a master letter of credit agreement relating to industrial revenue bonds issued in connection with certain of our manufacturing facilities. SunTrust Banks, Inc. has performed other banking services for us over the past fiscal year. Our aggregate payments to SunTrust Banks, Inc. for these services did not exceed 5% of our net sales or SunTrust Banks' gross revenues in fiscal 1999.

     J. Hyatt Brown, a director, is president and a shareholder of Brown & Brown, Inc. During fiscal 1999, Brown & Brown, Inc. performed insurance services for us, and we paid Brown & Brown, Inc. an aggregate of approximately $4,458,000 for such services.

     Robert B. Currey, a director, is chief executive officer of Currey & Company, Inc., which purchased corrugated boxes from us in fiscal 1999 for an aggregate of approximately $376,000.

     L.L. Gellerstedt, III, a director, was president and chief executive officer of Beers Construction Company until May 1998 and currently serves as a director. During fiscal 1999, we paid Beers Construction Company an aggregate of approximately $118,000 in exchange for services relating to the construction of our new facility at our Norcross, Georgia office.

     David C. Nicholson is senior vice president, chief financial officer and secretary. Mr. Nicholson's brother-in-law is vice president of administration, of Carithers-Wallace-Courtenay, a furniture company from which we have purchased furniture. During fiscal 1999, we purchased furniture aggregating approximately $360,000 from Carithers-Wallace-Courtenay.

     On January 21, 1997, we acquired all of the outstanding capital stock of the parent of Waldorf Corporation ("Waldorf"). Mr. Eugene U. Frey, a director, together with members of his immediate family, received, in connection with the acquisition, cash in exchange for shares of capital stock of the parent of Waldorf. In addition, in connection with the Waldorf acquisition, Mr. Frey entered into a consulting agreement dated January 21, 1997 with us, pursuant to which we agreed to pay Mr. Frey, until January 21, 2000, a consulting fee of $264,000 per year in equal monthly installments in exchange for various consulting services. During fiscal 1999, we paid Mr. Frey an aggregate of $264,000 under the consulting agreement.

                        REPORT ON EXECUTIVE COMPENSATION

     During fiscal 1999, the compensation and options committee consisted of Mrs. Lou Brown Jewell and Messrs. James W. Johnson and L.L. Gellerstedt, III. The compensation and options committee is responsible for:

     - establishing salaries, bonuses and other compensation for our chief executive officer, and

     - administering our stock option plans, employee stock purchase plan, key-employee incentive bonus plan and supplemental executive retirement plan.

     Mr. Currey, our chief executive officer during most of fiscal 1999, was responsible for establishing the compensation for all of the other executive officers.

     The compensation and options committee has reviewed the applicability of
Section 162(m) of the Internal Revenue Code of 1986, as amended by the Omnibus Budget Reconciliation Act of 1993. Section 162(m) may in certain circumstances deny a federal income tax deduction for compensation to an executive officer in excess of $1 million per year. It is currently anticipated that compensation will be paid to one executive officer of the Company during fiscal year 2000 that exceeds $1 million.

     Compensation Policy. Our executive compensation policy is designed to attract, retain and motivate executive officers to maximize our performance and shareholder value by:

     - providing base salaries that are market-competitive;

     - rewarding the achievement of our business plan goals and earnings objectives; and

     - creating stock ownership opportunities to align the interests of executive officers with those of shareholders.

     Base Salary. Each executive officer's base salary, including the chief executive officer's base salary, is determined based upon a number of factors including the executive officer's responsibilities, contribution to the achievement of our business plan goals, demonstrated leadership skills and overall effectiveness, and length of service. Base salaries are also designed to be competitive with those offered in the various markets in which we compete for executive talent and are analyzed with a view towards desired base salary levels over a three- to five-year time period. Each executive officer's salary is reviewed annually and although these and other factors are considered in setting base salaries, no specific weight is given to any one factor. During fiscal 1999, the base salary of each of our named executive officers other than our chief executive officer was not increased over each such executive officer's fiscal 1998 base salary. Mr. Currey's base salary was not increased during fiscal 1999.

     Cash Bonuses. Each of our executive officers, including our chief executive officer, is eligible to receive an annual cash bonus. Our cash bonus program is designed to motivate key managers and sales people as well as executive officers and reward the achievement of specific business plan goals. Under our bonus plan, in fiscal 1999, certain executive officers were eligible to earn a cash bonus in an amount up to 50% of their respective base salaries to the extent we achieved certain financial objectives established by the compensation committee. During fiscal 1999, under this plan, our named executive officers, including our chief executive officer, earned bonuses equal to 13.5% of their respective base salaries.

     Stock Options. The grant of stock options is designed to align the interests of executive officers with those of shareholders in our long-term performance. Stock options granted have exercise prices equal to the fair market value of the underlying shares on the date of grant so that compensation is earned only through long-term appreciation in the fair market value of the underlying shares. Stock options are generally granted on an annual basis if warranted by our growth and profitability and individual grants are based on, among other things, the executive officer's responsibilities and individual performance. To encourage an executive officer's long-term performance, commencing with grants in fiscal 1994, stock options generally vest over three years and terminate ten years after the date of grant. The creation of opportunities to own stock is considered the most significant component in an executive officer's compensation package. On September 28, 1999, our named executive officers received stock option grants in respect of fiscal 1999 ranging from options to purchase 23,000 to 300,000 shares.

                                            Lou Brown Jewell
                                            James W. Johnson
                                            L.L. Gellerstedt, III

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                         STOCK PRICE PERFORMANCE GRAPH

     The graph below reflects cumulative shareholder return (assuming the reinvestment of dividends) on our Class A Common Stock compared to the return on the S&P 500 Index and the S&P Paper & Forest Products Index. Trading in our Class A Common Stock commenced on March 2, 1994 in connection with our initial public offering. The graph reflects the investment of $100 on March 2, 1994 in our Class A Common Stock, the S&P 500 Index and the S&P Paper & Forest Products Index and the reinvestment of dividends.

                                                           RKT                       S&P 500                 S&P PAPER INDEX
                                                           ---                       -------                 ---------------
09/30/94                                                 100.00                      100.00                      100.00
09/30/95                                                 103.24                      126.30                      111.79
09/30/96                                                 121.52                      148.54                      108.50
09/30/97                                                 133.93                      204.72                      139.61
09/30/98                                                  75.66                      219.79                      101.45
09/30/99                                                 100.81                      277.22                      128.12

     THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                                    (ITEM 2)

     The board of directors of our company, upon the recommendation of the audit committee, has appointed the firm of Ernst & Young LLP to serve as independent auditors of our company for the fiscal year 2000, subject to ratification of this appointment by the shareholders of our company. We have been advised by Ernst & Young LLP that neither it nor any member thereof has any direct or material indirect financial interest in our company or any of its subsidiaries in any capacity. One or more representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF OUR COMPANY FOR FISCAL YEAR 2000. PROXIES RETURNED WITHOUT INSTRUCTIONS WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors and persons who beneficially own more than ten percent of our Class A Common Stock file with the SEC certain reports, and to furnish copies thereof to us, with respect to each such person's beneficial ownership of our equity securities. Based solely upon a review of the copies of such reports furnished to us and certain representations of such persons, all such persons complied with the applicable reporting requirements except that: (i) the statement of changes of beneficial ownership on Form 4 required to be filed by Edward E. Bowns, an executive officer of the company, to report the acquisition of shares of Class A Common Stock was inadvertently filed approximately 200 days late, (ii) the statement of changes of beneficial ownership on Form 4 required to be filed by L.L. Gellerstedt, III, a director of the company, to report the acquisition of shares of Class A Common Stock was inadvertently filed approximately 106 days late, (iii) the statement of changes of beneficial ownership on Form 4 required to be filed by John H. Morrison, an executive officer of the company, to report the acquisition of shares of Class A Common Stock was inadvertently filed approximately 214 days late, and (iv) three statements of changes of beneficial ownership on Form 4 required to be filed by
R. Charles Sexton, a director of the company, to report the transfers of shares of Class A Common Stock were inadvertently filed approximately 397, 155 and 134 days late, respectively.

ANNUAL REPORT ON FORM 10-K

     We will provide without charge, at the written request of any shareholder of record as of December 3, 1999, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, excluding exhibits. We will provide copies of the exhibits if they are requested by eligible shareholders. We may impose a reasonable fee for providing the exhibits. Requests for copies of our Annual Report on Form 10-K should be mailed to:

                                            Rock-Tenn Company
                                            504 Thrasher Street
                                            Norcross, Georgia 30071
                                            Attention: Chief Financial Officer

SHAREHOLDER NOMINATIONS FOR ELECTION OF DIRECTORS

     Under our bylaws, only persons nominated in accordance with certain procedures will be eligible for election as directors. Shareholders are entitled to nominate persons for election to the board of directors only if:

     - the shareholder is otherwise entitled to vote generally in the election of directors, and

     - timely notice in writing is sent to our Secretary.

To be timely, a shareholder's notice must be received at our principal executive offices not less than 130 days prior to the meeting.

     If less than 60 days' notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

     The shareholder's notice must set forth for each person to be nominated for election as a director:

     - the name, age, business address and residence address of the person,

     - the principal occupation or employment of the person,

     - the number of shares of each class of Common Stock beneficially owned by the person, and

     - other information that would be required to be disclosed in connection with the solicitation of proxies for the election of directors pursuant to Regulation 14(a) under the Exchange Act.

     The shareholder's notice must also set forth, with respect to the shareholder giving such notice:

     - the name and address of the shareholder, and

     - the number of shares of each class of Common Stock beneficially owned by the shareholder.

     We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director.

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at our 2001 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received no later than August 23, 2000 in order to be considered for inclusion in the proxy materials to be distributed by the Board of Directors in connection with the meeting. Any shareholder proposals intended to be presented at our 2001 annual meeting of shareholders but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than September 7, 2000 in order to be considered at the 2001 annual meeting. However, if we give less than 60 days' notice of our 2001 annual meeting of shareholders, then shareholder proposals intended to be presented at the meeting but not to be included in the board's proxy materials under Rule 14a-8 must be received no later than ten days after notice of the 2001 annual meeting is mailed or a press release announcing the meeting date is made.

EXPENSES OF SOLICITATION

     We will bear the cost of solicitation of proxies by the board of directors in connection with the annual meeting. We will reimburse brokers, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                                          By Order of the Board of Directors

                                          /s/ DAVID C. NICHOLSON
                                          David C. Nicholson
                                          Secretary

     OUR ANNUAL REPORT TO SHAREHOLDERS FOR FISCAL 1999, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                               ROCK-TENN COMPANY
                         PROXY FOR CLASS A COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              ON JANUARY 28, 2000

          The undersigned hereby appoints Jim A. Rubright and Jay Shuster and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class A Common Stock of Rock-Tenn Company that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on January 28, 2000, at 9:00 a.m., local time, at the Northeast Atlanta Hilton at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

     Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.

                                    FOR              WITHHOLD
                                all nominees        AUTHORITY
                               listed (except    to vote for all
                              as marked below    nominees listed
                              to the contrary)

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE
1.   To elect five (5)     [ ]               [ ]                2.   To ratify the appointment of       FOR      AGAINST     ABSTAIN
     directors:                                                 Ernst & Young LLP as independent        [ ]        [ ]         [ ]
                                                                auditors.
     Bradley Currey, Jr.
     James A. Rubright                                          PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY
     Lou Brown Jewell                                           IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE
     John D. Hopkins                                            ANNUAL MEETING ON JANUARY 28, 2000.  IF YOU ATTEND THE ANNUAL
     James W. Johnson                                           MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE
                                                                PREVIOUSLY RETURNED YOUR PROXY.
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE
NOMINEE'S NAME IN THE LIST ABOVE.)





                                                   -----------------------------
Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------


________________________________________________________________________________
----Shareholder sign here                        Co-owner sign here

                               ROCK-TENN COMPANY
                         PROXY FOR CLASS B COMMON STOCK
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                              ON JANUARY 28, 2000

     The undersigned hereby appoints Jim A. Rubright and Jay Shuster and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of Class B Common Stock of Rock-Tenn Company that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on January 28, 2000, at 9:00 a.m., local time, at the Northeast Atlanta Hilton at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the annual meeting or any adjournment thereof. Said proxies are directed to vote on the matter described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR ITEMS 1 AND 2.

Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------



[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE                FOR
                              all nominees listed     WITHHOLD AUTHORITY
                                (except as marked       to vote for all
                              below to the contrary     nominees listed
                                                                                                            FOR  AGAINST ABSTAIN
                                     [ ]                     [ ]                                             [ ]    [ ]    [ ]
1. To elect (5) directors                                                  2. To ratify the appointment of Ernst &
   Bradley Currey, Jr.                                                        Young LLP as independent auditors.
   James A. Rubright
   Lou Brown Jewell
   John D. Hopkins                                                         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT
   James W. Johnson                                                        PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU
                                                                           PLAN TO ATTEND THE ANNUAL MEETING ON JANUARY 28, 2000. IF
   (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL         YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF
   NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST           YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR
   ABOVE.)                                                                 PROXY.
    RECORD DATE SHARES:




                                                 -----------------
   Please be sure to sign and date this Proxy.   Date
------------------------------------------------------------------


------------------------------------------------------------------
   Shareholder sign here                  Co-owner sign here

--------------------------------------------------------------------------------

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